Exhibit 10.8

STOCK PURCHASE AGREEMENT

THIS AGREEMENT, dated as of               , (this “Agreement”), is entered into by and between BioXcel Therapeutics, Inc., a Delaware corporation (the “Company”), and the investors identified on Schedule 1 attached hereto (the “Investors”).

WHEREAS, the Investors desire to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and the Company desires to sell Common Stock to the Investors pursuant to the terms set forth in this   Agreement.

NOW, THEREFORE, the parties agree as follows:

1.              Purchase and Sale. Subject to the provisions of this Agreement, on  the  Closing Date (as hereinafter defined) the Company shall sell to the Investors, and the Investors  shall purchase from the Company, the number of shares of Common Stock set forth opposite such Investor’s name on Schedule 1 annexed hereto, at a purchase price of $   per share.

2.              Closing of Purchase and Sale.

2.1.         Closing; Closing Date. The purchase and sale of the Common Stock pursuant to Section 1 (the “Closing”) shall take place at the offices of BioXcel Therapeutics Inc., 780 East Main Street, Branford CT, or at such other place as may be agreed upon by the Company and the Investors, at 11:00 a.m. local time on the date of this Agreement or at such other time as may be agreed upon by the Company and the Investors (the “Closing Date”).

2.2.         Transactions at Closing. At the Closing, the Company shall deliver to the Investors or their representatives certificates in the name of each Investor representing the Common Stock being purchased hereunder and each Investor shall deliver to the Company, by check or wire transfer of immediately available funds, the amount of the purchase price set forth opposite such Investor’s name on Schedule 1 hereto, or such other consideration agreed upon by the Company.

3.              Representations and Warranties of the Company.   The Company represents and warrants, as of the date of this Agreement,   that:

3.1.         Organization, Standing and Qualification. The Company is a corporation duly organized, validly existing and in  good  standing  under  the  laws  of the  State of Delaware and has full corporate power  and  authority  to own, lease and  operate its property  and  assets and  to conduct its business as proposed to be conducted by it.  The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company.

3.2.         Capitalization. The authorized capital stock of the Company as of        , 2017, consisted of 100,000 shares of Common Stock,       of which were issued and outstanding. As of       , 2017, up to 12,500 shares of Common Stock may be acquired from the Company pursuant to options, warrants, convertible securities or other agreements.

3.3.         Validity of Shares.  The Common Stock, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

3.4.         Authorization; Approvals. All corporate action  on  the  part  of  the Company necessary for the authorization, execution, delivery and performance  of  all  its obligations under this Agreement and for  the  authorization,  issuance  and  delivery  of  the Common Stock has been (or will be) taken prior to the Closing.  This Agreement,  when executed  and delivered by or on behalf of the Company, will constitute the valid and legally binding  obligation of the Company, legally enforceable against the Company  in  accordance  with  its  terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium , fraudulent conveyance or other laws of general application  relating  to  or  affecting  the enforcement of creditors’ rights generally or (b) as limited by laws relating to the availability of specific performance,  injunctive  relief  or other  equitable  remedies.  The Company  has obtained  or will obtain prior to the Closing, all  necessary  consents, authorizations,  approvals  and  orders, and has made all registrations, qualifications,  designations,  declarations  or  filings  with  all  federal, state or other relevant  governmental  authorities  required  on the part  of the  Company  to be made prior to the Closing in connection with  the  consummation  of  the  transactions contemplated  by this Agreement.

3.5.         No Conflict with Other Instruments. The execution, delivery  and  performance of this Agreement will not result in any  violation  of,  be  in  conflict  with,  or constitute a default under any terms or provision of: (a)  the  Company’s  Certificate  of  Incorporation,  as amended; (b) any judgment, decree  or order to which  the  Company  is a   party; (c) any agreement, contract, understanding,  indenture  or other instrument  to which the  Company  is a party, the effect of which would give rise to a material adverse effect on the Company; or (d) any statute, rule  or governmental  regulation  applicable to the  Company.

3.6.         Fees and Commissions. The Company has not retained, or otherwise authorized to act, any finder, broker, agent, financial advisor or other intermediary (each, an “Intermediary”) in connection with the transactions contemplated by this Agreement and the Company shall indemnify and hold harmless the Investors from liability for any compensation to  any Intermediary retained or otherwise authorized  to  act by,  or  on behalf of, the  Company,  and the fees and expenses of defending against  such liability  or alleged   liability.

4.              Anti-dilution. In the event that, between       , 2017 and 2018, the Company issued or issues additional securities at a purchase price of less than $   per share of common stock of Common Stock (a “Dilutive Issuance”), the Investor will be issued additional shares of Common Stock in accordance with the following formula:

NS = CS * ((A+C) / (A+B)) – CS

Where:

NS = The number of shares of Common Stock the Investor will receive in addition to the shares issued under this Agreement;

CS = The number of shares of Common Stock issued to the Investor under this Agreement;

A = The number of shares of Common Stock deemed to be outstanding immediately prior to a Dilutive Issuance. This includes all outstanding Common Stock, all outstanding preferred shares on an as-converted basis, all outstanding options on an as-exercised basis and all other securities convertible into Common Stock;

B = The aggregate consideration received by the Company with respect to a Dilutive Issuance, divided by$  ; and

C = The number of new shares of Common Stock issued in a Dilutive Issuance.

The Investor’s rights under this Section 4 shall terminate upon the consummation of an initial public offering of the Company’s equity securities and the listing of the Company’s equity securities on a national securities exchange.

5.              Representations and Warranties of the Investors. Each Investor, severally and not jointly,  represents  and warrants,  as of the date hereof, that:

5.1.         Authorization. The Investor has full power and authority to enter into this Agreement. This Agreement, when executed and  delivered  by  the  Investor,  will  constitute  a  valid and legally binding obligation of the  Investor,  enforceable  against  the  Investor  in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or fraudulent conveyance and any other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.2.         Purchase Entirely for Own Account. The Investor understands that the shares of Common Stock (the “Shares”) to be acquired by the Investor are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law. The Investor is acquiring the Shares hereunder in the ordinary course of its business.

5.3.         Disclosure of Information. The Investor has had an opportunity to discuss the Company’s, business, management, financial affairs and the terms and conditions of the  offering of the Shares with the Company’s management and has had an opportunity to review the Company’s facilities, and the Investor has been furnished with copies of  documents  relating  thereto that the Investor has requested. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.·

5.4.         Lack of Liquidity. The Investor is presently able (a) to bear the economic risk of the Investor’s investment in the Shares, (b) to hold the Shares for an indefinite period of time and (c) to afford a complete loss of the Investor’s investment.  The Investor has sufficient liquid assets so that the illiquidity associated with the Investor’s investment in the Shares will not cause any financial difficulties for the Investor or affect the Investor’s ability to provide for the Investor’s current needs and possible financial contingencies. The Investor is able to bear the high degree of economic risk of this investment including, but not limited to, the possible complete loss of Investor’s entire investment and the limited transferability of the Shares, which may make liquidation of this investment impossible for the indefinite future. The Investor’s commitment to speculative investments (including the investment by the Investor in the Shares) is reasonable in relation to the Investor’s net worth or investment portfolio.

5.5.         Knowledge and Experience. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of a speculative investment which involves a high degree of risk of loss of the entire investment, such as an investment in the Shares, and of making an informed investment decision with respect thereto.

5.6.         Restricted Securities. The Investor understands that the Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein. The Investor understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities or an exemption from such registration and qualification requirements is available.  The Investor  acknowledges that  the  Company  has  no  obligation  to  register  or  qualify  the  Shares  for  resale. The Investor further acknowledges that if  an exemption  from registration  or qualification  is  available,  it may be conditioned on various requirements including, but  not  limited  to,  the  time  and  manner  of sale, the holding period for the Shares and on requirements relating to the Company which are outside of the Investor’s control, and which the Company is under no obligation and may not  be  able to satisfy.

5.7.         No Public Market. The Investor understands that no public market now exists for the Shares and that the Company has made no assurances that a public market will ever exist for the Shares.

5.8.         Legends. The Investor understands that the Shares and any securities issued in respect of or exchange for the Shares may bear, in addition to any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended, a legend similar to the following:

5.8.1.    “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE ON AN EXEMPTION FROM REGISTRATION PROVIDED FROM REGULATIONS UNDER THE SECURITIES ACT.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT (A) PURSUANT TO AND IN CONFORMITY WITH (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) ANY THEN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND (B) PURSUANT TO AND IN CONFORMITY WITH ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. OTHER THAN PURSUANT TO AND IN CONFORMITY WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, NO SUCH OFFER OR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE UNLESS, IF REQUESTED BY IT, BIOXCEL THERAPEUTICS, INC. HAS RECEIVED A WRITTEN LEGAL OPINION OF COUNSEL (SUCH COUNSEL AND OPINION REASONABLY ACCEPTABLE TO IT) TO THE EFFECT THAT SUCH OFFER OR SALE DOES NOT VIOLATE THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.”

5.9.         Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

5.10.           Foreign Investors.  If the  Investor  is not  a United  States person  (as defined by Section 7701(a)(30)  of the Code), the Investor  hereby  represents  that  it has satisfied itself as  to the full observance of the laws of its jurisdiction  in connection with any invitation to  subscribe  for the Shares or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Shares,  (b) any  foreign  exchange  restrictions applicable  to such purchase,  (c) any governmental or other consents that may need to be obtained and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Investor’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Investor’s jurisdiction.

5.11.           No General Solicitation. Neither the Investor, nor any of its officers, directors, managers, employees, agents, stockholders, members or partners has, either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation or, (b) published any advertisement in connection with the offer and sale of the Shares.

5.12.           Exculpation Among Investors. The Investor acknowledges that it is not relying upon any person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. The Investor agrees that neither any Investor nor the respective controlling persons, officers, directors, partners, agents or employees of any Investor shall be liable to any other Investor for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.

5.13.           Residence.  If the Investor is an individual, then the Investor resides in the state, province or other jurisdiction identified in the address of the Investor set forth on Schedule 1; if the Investor is a partnership, corporation, limited liability company or other entity, then the office, or offices of the Investor in which its principal place of business is located is identified in the address or addresses of the Investor set forth on Schedule 1.  The Investor is a citizen of the United States of America or otherwise qualifies as a holder of stock of an S corporation under the Code.

6.              [Registration Rights. If, at any time after the Closing, the Company shall propose to file with the Commission a registration statement under the Securities Act (whether for itself or in connection with a sale of securities by any other stockholder) other than on Form S-1 in connection with the Company’s IPO (as defined herein), Forms S-4 or S-8 (or any successor to such forms), the Company shall give notice to each Investor and include in such registration statement (and the prospectus included therein) all or any part of the Shares that such Purchaser requests to be registered; provided, however, that the Company shall not be required to register the resale of any Shares pursuant to that are eligible for resale pursuant to Rule 144 under the Securities Act without any requirement for the Company to maintain current public information and without any limitation on volume or manner of sale.]

7.              [Reports Under Exchange Act. With a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

7.1.         make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

7.2.         use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (at any time after the Company has become subject to such reporting requirements); and

7.3.         furnish to the Investor, so long as the Investor owns any Shares, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the Commission that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).]

8.              Lock-Up Agreement. Investors agree that, if Company completes an IPO (the “IPO”) on or before December 31, 2018, Investors will enter into a lock-up agreement for the benefit of such underwriter(s) in accordance with this Section (the “Lock-Up Agreement”). Pursuant to such Lock-Up Agreement, Investors will agree that they shall not, during the period beginning on the date of the prospectus for the delivery of shares of Common Stock pursuant to the IPO and ending either (i) one hundred eighty (180) days thereafter, or (ii) if any Company director, executive officer or stockholder is subject to any lock-up agreement that ends on a date earlier than one hundred eighty (180) days after the date of the prospectus for the delivery of shares of Common Stock pursuant to the IPO, such earlier date: (a) offer, pledge, sell, announce the intention to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, any shares of Common Stock; (b) enter into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of shares of Common Stock; or (c) make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock; in any case, whether any such transaction is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise. In addition, upon the Closing and prior to the earlier of (x) the effectiveness of the restrictions set forth in the Lock-Up Agreement, or (y) December 31, 2018, Investors agree that it shall not transfer or dispose of any shares of Common Stock (other than pursuant to this Agreement) unless and until the proposed transferee(s) has agreed in writing to be bound by this Section with respect to the shares of Common Stock acquired by such transferee. No transfer in violation of the preceding sentence shall be of any force or effect, and no such transfer shall be made or recorded on the books of Company. Investor acknowledges that its covenants in this Section are a material inducement for Company to enter into this Agreement and to consummate this transaction.

9.              Modifications; Waiver Notices. All notices, requests, consents and other communications herein shall be in writing and shall be deemed to be delivered (i) on the date delivered, if personally delivered; (ii) on the business day after the date sent, if sent by recognized overnight courier service and (iii) on the fifth day after the date sent, if mailed by first-class certified mail, postage prepaid and return receipt requested , as follows, or to such other addresses as each of the parties hereto may provide from time to time in writing to the other parties:

If to the Company:

BioXcel Therapeutics Inc.

780 East Main Street

Branford, Connecticut 06405

Attention:   Company Secretary

If to the Investor(s):

At their respective addresses set forth in Schedule 1 hereto.

10.       Modifications; Waiver. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or in writing, except that any provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively)  with  (but only with) the written consent of (a) the Company and (b) the holders of at least a majority of the Shares, provided, that, in the event that any modification, amendment or waiver of any terms of this Agreement that materially adversely affects the obligations and/or rights of  an  Investor hereunder in a manner materially different than other Investors hereto, such modification, amendment  or waiver  shall also require the written  consent of the adversely affected Investor.

11.       Entire Agreement; Aggregation.  This Agreement, together with the schedule attached hereto and made a part hereof contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

12.       Successors and Assigns. Except as otherwise expressly provided in this Agreement, all of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors, assigns and permitted transferees of the parties hereto.

13.       Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument.

14.       Governing Law and Severability. This Agreement shall be governed by the internal laws of the State of Connecticut, without regard to principles of conflicts of law.  In the event any provision of this Agreement or the application of any such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

15.       Headings.  The descriptive headings of the sections hereof and the schedule hereto are inserted for convenience only and do not constitute a part of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BIOXCEL THERAPEUTICS, INC.

Vimal Mehta, CEO

INVESTOR(S)

Name:

By:

SCHEDULE 1

Investors

Name and Address	Purchase Price	Number of Shares